UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2011

TERRITORIAL BANCORP INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-34403	26-4674701
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1132 Bishop Street, Suite 2200, Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (808) 946-1400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 18, 2011, Harold Ohama passed away.  Mr. Ohama was a director of Territorial Bancorp Inc. (the “Company”) and its subsidiary, Territorial Savings Bank (the “Bank”).  The Company and the Bank wish to express their gratitude for Mr. Ohama’s 15 years of service to the Bank and express their condolences to Mr. Ohama’s family.

Item 9.01	Financial Statements and Exhibits

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Territorial Bancorp Inc.

DATE: July 22, 2011	By:	/s/ Vernon Hirata
Vernon Hirata
Vice Chairman, Co-Chief Operating Officer and Secretary